Fair Value Measurements - Additional Information (Detail) (CNY) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
Benchmarking lending interest rate	6.66%
Accrued income receivable	10,566
Other operating income/(loss), net	1,433
Assets fair value, recurring basis		0	0
Assets fair value, non-recurring basis		0	0
Liabilities fair value, recurring basis		0	0
Liabilities fair value, non-recurring basis		0	0